UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ]    Preliminary Proxy Statement
     [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
     [X]    Definitive Proxy Statement
     [ ]    Definitive Additional Materials
     [ ]    Soliciting Material Pursuant to Rule 14a-12

                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]     No fee required.

    [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

   [ ]      Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount previously paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                             MTM TECHNOLOGIES, INC.
                                850 CANAL STREET
                           STAMFORD, CONNECTICUT 06902

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 9, 2005

To the Shareholders of MTM Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of MTM Technologies, Inc. (the "Company") will be held on November 9, 2005 at the offices of Thelen Reid & Priest LLP, counsel to the Company, located at 875 Third Avenue, New York, New York 10022, commencing at 9:30 a.m. (local time) for the following purposes:

     1. To elect eight persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

     2. To approve an increase in the number of shares available for issuance under the Company's 2004 Equity Incentive Plan from 3,000,000 to 4,000,000;

     3.   To approve the Company's Associate Stock Purchase Plan; and

     4. To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof. The Board of Directors is not presently aware of any such matters.

Only shareholders of record as of the close of business on September 23, 2005 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.

By Order of the Board of Directors,

/s/ John F. Kohler

John F. Kohler
Corporate Secretary

Stamford, Connecticut
September 28, 2005

Each shareholder is urged to complete, date, sign and return the accompanying proxy card to assure that the shareholder's vote will be counted.

                             MTM TECHNOLOGIES, INC.
                                850 CANAL STREET
                           STAMFORD, CONNECTICUT 06902

                                 PROXY STATEMENT

INTRODUCTORY COMMENT

     Throughout this Proxy Statement, the terms "we," "us," "our", "our company" and "the Company", refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you" and "your" refers to the individual shareholders of our company.

     "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; and "Pequot" refers to Pequot Fund and Pequot Partners, collectively; "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and "Constellation" refers to Constellation Venture, Constellation Offshore, BSC and CVC, collectively.


                      INFORMATION ABOUT THE ANNUAL MEETING

LOCATION OF THE ANNUAL MEETING AND SHAREHOLDERS ENTITLED TO VOTE

     The 2005 Annual Meeting of Shareholders of the Company. will be held at the offices of Thelen Reid & Priest LLP, counsel to the Company, located at 875 Third Avenue, New York, New York 10022, on November 9, 2005, commencing at 9:30 a.m. (local time). A photo identification must be shown in order to enter 875 Third Avenue. All of our shareholders of record as of the close of business on September 23, 2005, are entitled to attend and vote at the Annual Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you this Proxy Statement and the enclosed Proxy Card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares. We began mailing these proxy materials on or about October 5, 2005 to all shareholders of record as of the close of business on September 23, 2005. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding proxy materials to beneficial owners and obtaining their voting instructions.

INFORMATION ABOUT VOTING

     You can vote on matters coming before the Annual Meeting by proxy or in person. You may vote for all, some or none of the director nominees.

     If you choose to vote by proxy, you can do so by signing, dating and returning the enclosed Proxy Card. If you do this, the individuals named on the Proxy Card will be your proxies and they will vote your shares in the manner you indicate. If you do not indicate instructions on the Proxy Card but sign, date and return it, the proxies will vote your shares FOR the election of all nominees for director, FOR the approval of an increase in the number of shares available for issuance under the Company's 2004 Equity Incentive Plan, and FOR the approval of the Company's Associate Stock Purchase Plan, as listed in this Proxy Statement.

     Our Board of Directors anticipates that all of the nominees listed in this Proxy Statement will be available for election and does not know of any other matters that may be brought before the Annual Meeting. If any other matters should come before the Annual Meeting or any of the nominees for the Board of Directors is not available for election, the proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the Proxy Card is marked to the contrary.

     You may attend the Annual Meeting and cast your votes directly at the Annual Meeting. You may do this even if you have signed and returned the enclosed Proxy Card, provided that you revoke the proxy. You may revoke the proxy at any time before it is voted by:

     o sending a written notice of revocation addressed to our General Counsel John F. Kohler, at our corporate offices, 850 Canal Street Stamford, Connecticut 06902,

     o    delivering a later dated proxy, or

     o    voting in person at the Annual Meeting.

     If you want to vote at the Annual Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your broker or nominee naming you as its proxy in order to vote your shares.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     Our Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, and Series A-4 Preferred Stock (collectively referred to as the "Series A Preferred Stock") and common stock are the only classes of our voting securities presently outstanding.

     The Series A Preferred Stock votes on an "as converted" basis, such that each share of Series A Preferred Stock is entitled to that number of votes as equals the number of shares of common stock that the holder of such share of Series A Preferred Stock would receive upon conversion of the share of Series A Preferred Stock, but such number of votes shall not exceed such number of shares of common stock which would be received based on a conversion price of $1.45 per preferred share (in the case of Series A-1, A-2 and A-3 shares) or $3.49 per preferred share (in the case of Series A-4 shares).

     We had 16,947,909 shares of Series A Preferred Stock and 7,503,624 shares of our common stock outstanding as of the record date for the Annual Meeting. For voting purposes, the 16,947,909 shares of Series A Preferred Stock would "convert" into an equal number of shares of common stock. Each share of Series A Preferred Stock as so "converted", together with our common stock, is hereinafter collectively referred to as our "Voting Stock." Each share of Voting Stock is entitled to one vote at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of holders of at least a majority of our Voting Stock that is outstanding as of the close of business on the record date is necessary to have a quorum which allows us to conduct business at the Annual Meeting.

     The election of directors is by a plurality of votes cast. Since the shareholders will be entitled to vote for up to eight individuals for election to our Board of Directors, the eight candidates with the most votes will be the individuals elected at the Annual Meeting to our Board of Directors.

     Proxies marked "abstain" with respect to proposals and proxies marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Our Voting Stock are the only classes of voting securities presently outstanding.

     The Beneficial Ownership Table below, sets forth information with respect to the beneficial ownership of shares of our Series A Preferred Stock and our common stock as of September 23, 2005 by:

     o each person known by us to beneficially own 5% or more of our Series A Preferred Stock and/or our common stock, based on filings with the SEC and certain other information;

     o    each of our "named executive officers" and directors; and

     o    all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

     Our "named executive officers," in accordance with SEC rules, are those executive officers who are required to be listed pursuant to Item 402(a)(3) of Regulation S-K, as of the date of this Proxy Statement.

Except as otherwise indicated in the notes to the Beneficial Ownership Table we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and the address for each beneficial owner listed in the table, except where otherwise noted, is MTM Technologies, Inc., 850 Canal Street, Stamford, Connecticut 06902.


                                               SERIES A PREFERRED STOCK             COMMON STOCK
                                       ------------------------------------------------------------------
                                         AMOUNT AND         PERCENTAGE       AMOUNT AND
                                           NATURE               OF             NATURE       PERCENTAGE OF
                                        OF BENEFICIAL       OUTSTANDING     OF BENEFICIAL    OUTSTANDING
NAME OF SHAREHOLDER                       OWNERSHIP           SHARES         OWNERSHIP         SHARES
-------------------                       ---------           ------         ---------         ------
Pequot Capital......................
  Management, Inc.(1)...............     15,356,498 (2)        76.7%       17,641,114(3)        70.2%
Gerald A. Poch(4)...................     15,356,498 (5)        76.7%       17,651,114(6)        70.2%
Constellation Group(7)..............      6,206,796 (8)        33.6%        7,129,873(9)        48.7%
Bear Stearns Asset Management
  Inc.(10)..........................      6,206,796 (11)       33.6%        7,129,873(12)       48.7%
Constellation Ventures
  Management II, LLC(13)............      6,148,596 (14)       33.2%        7,060,165(15)       48.5%
Steven H. Rothman...................              0             0.0%          900,561(16)       11.8%
Norbert Sluzewski...................              0             0.0%          369,947            4.9%
Michael Ritchken....................              0             0.0%          369,947            4.9%
Arnold Wasserman....................              0             0.0%          119,750(17)        1.6%
William Lerner......................              0             0.0%           92,250(18)        1.2%
Alvin E. Nashman....................              0             0.0%           87,250(19)        1.1%
Francis J. Alfano...................              0             0.0%          150,000(20)        2.0%
John F. Kohler......................              0             0.0%           28,125(21)        0.4%
Richard R. Heitzmann (22)...........              0 (23)        0.0%                0(24)        0.0%
Thomas Wasserman (25)...............              0 (26)        0.0%                0(27)        0.0%
Alan Schwartz.......................              0             0.0%           56,250(28)        0.7%
Mark Stellini.......................              0             0.0%          524,814            7.0%
William Corbin......................              0             0.0%          383,708            5.1%
All directors and executive officers
  as a group (14 persons)...........     21,563,294(29)       100.0%       20,047,465(30)       77.1%
---------

(1) According to a Schedule 13D/A filed with the SEC on August 16, 2005, Pequot Capital Management, Inc. is the investment advisor/manager for both the Pequot Fund and Pequot Partners and exercises sole investment discretion over the Pequot Fund and Pequot Partners. The address for Pequot Capital Management, Inc., as well as the Pequot Fund and Pequot Partners is 500 Nyala Farm Road, Westport, Connecticut 06880.

(2) Represents (a) 2,853,555 shares of Series A-1 Preferred Stock owned of record by the Pequot Fund, (b) 402,259 shares of Series A-1 Preferred Stock owned of record by Pequot Partners, (c) 1,752,898 shares of Series A-2 Preferred Stock owned of record by the Pequot Fund, (d) 247,102 shares of Series A-2 Preferred Stock owned of record by Pequot Partners, (e) 1,685,479 shares of Series A-3 Preferred Stock owned of record by Pequot Fund, (f) 237,598 shares of Series A-3 Preferred Stock owned of record by Pequot Partners, (g) 4,470,490 shares of Series A-4 Preferred Stock owned of record by Pequot Fund, (h) 630,194 shares of Series A-4 Preferred Stock owned of record by Pequot Partners, and (i) 3,076,923 shares of Series A-5 Preferred Stock which Pequot has a right to purchase from us at any time prior to December 10, 2005. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.



                                       4


(3) Represents (a) the maximum 15,356,498 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock currently owned of record and that may be issued to the Pequot Fund and Pequot Partners, as discussed in note (2) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table, (b) 2,002,350 shares of our common stock issuable upon exercise of warrants held of record by the Pequot Fund, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (c) 282,266 shares of our common stock issuable upon exercise of warrants held of record by Pequot Partners, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants which the Pequot Fund and Pequot Partners own of record or have the right to acquire from us are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(4) The address for Mr. Poch is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(5) Includes the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(6) Includes the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to our common stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(7) The Constellation Group consists of Constellation Venture, Constellation Offshore, BSC and CVC. The address for each of these entities is 383 Madison Avenue, New York, New York 10179.

(8) Represents (a) 960,068 shares of Series A-3 Preferred Stock owned of record by Constellation Venture, (b) 510,903 shares of Series A-3 Preferred Stock owned of record by Constellation Offshore, (c) 428,131 shares of Series A-3 Preferred Stock owned of record by BSC, (d) 23,975 shares of Series A-3 Preferred Stock owned of record by CVC, (e) 1,370,350 shares of Series A-4 Preferred Stock owned of record by Constellation Venture, (f) 729,332 shares of Series A-4 Preferred Stock owned of record by Constellation Offshore, (g) 611,170 shares of Series A-4 Preferred Stock owned of record by BSC, (h) 34,225 shares of Series A-4 Preferred Stock owned of record by CVC, and (i) 1,538,462 shares of Series A-5 Preferred Stock which the Constellation Group has a right to purchase from us at any time prior to December 10, 2005. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(9) Represents (a) the maximum 6,206,796 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock currently owned of record and that may be issued to the Constellation Group, as discussed in note (8) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table,
     (b) 460,833 shares of our common stock issuable upon exercise of warrants held of record by Constellation Venture, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table,
     (c) 245,234 shares of our common stock issuable upon exercise of warrants held of record by Constellation Offshore, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table,
     (d) 205,502 shares of our common stock issuable upon exercise of warrants held of record by BSC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (e) 11,508 shares of our common stock issuable upon exercise of warrants held of record by CVC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of


                                       5


     the warrants which the Constellation Group owns of record or has the right to acquire from us are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(10) According to a Schedule 13D filed with the SEC on July 21, 2005, Bear Stearns Asset Management Inc. is the Managing Member of Constellation Ventures Management II, LLC, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. Pursuant to an investment management agreement, Bear Stearns Asset Management Inc. has voting power with respect to the securities owned by CVC and makes investment decisions on behalf of CVC. The address for Bear Stearns Asset Management Inc. is 383 Madison Avenue, New York, New York 10179.

(11) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(12) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (9) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(13) According to a Schedule 13D filed with the SEC on July 21, 2005, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. The address for Bear Stearns Asset Management Inc is 383 Madison Avenue, New York, New York 10179.

(14) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (8) to this Beneficial Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(15) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (9) to this Beneficial Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(16) Includes 115,200 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 8,000 shares of our common stock issuable upon exercise of options, which shares are not exercisable within the 60 days following the date of this Beneficial Ownership table nor does it include 2,000 restricted share units which do not vest within the 60 days following the date of this Beneficial Ownership table, or 1,125 shares of our common stock held by Mr. Rothman's spouse.

(17) Includes 118,000 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which are exercisable within the 60 days following the date of this Beneficial Ownership Table.

(18) Includes 90,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which are exercisable within the 60 days following the date of this Beneficial Ownership Table.

(19) Includes 85,500 shares of our common stock issuable upon exercise of options granted to Dr. Nashman, which are exercisable within the 60 days following the date of this Beneficial Ownership Table.



                                       6


(20) Represents 150,000 shares of our common stock issuable upon exercise of options granted to Mr. Alfano, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 314,000 shares of our common stock issuable upon exercise of options, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 8,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership table.

(21) Represents 28,125 shares of our common stock issuable upon exercise of options granted to Mr. Kohler, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 58,875 shares of our common stock issuable upon exercise of options, which shares are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include the 1,500 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(22) The address for Mr. Heitzmann is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(23) Does not include the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Messrs. Heitzmann does not have voting power nor investment power with respect to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc.

(24) Does not include the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Messrs. Heitzmann does not have voting power nor investment power with respect to our common stock beneficially owned by Pequot Capital Management, Inc.

(25) The address for Mr. Wasserman is c/o Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, New York 10179.

(26) Does not Include the shares of Series A Preferred Stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table), of which Mr. Wasserman is an employee. Mr. Wasserman does not have voting power nor investment power with respect to the Series A Preferred Stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC.

(27) Does not Include the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table), of which Mr. Wasserman is a is an employee. Mr. Wasserman does not have voting power nor investment power with respect to our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC.

(28) Represents 56,250 shares of our common stock issuable upon exercise of options granted to Mr. Schwartz, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 117,750 shares of our common stock issuable upon exercise of options, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 3,000 restricted stock units which do not vest within 60 days following the date of this Beneficial Ownership table.

(29) Includes those Series A Preferred Stock beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

(30) Includes those common shares beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

RESTATED SHAREHOLDERS' AGREEMENT

     We entered into a Shareholders' Agreement with Pequot Fund, Pequot Partners, Howard A. Pavony and Steven H. Rothman on May 21, 2004, as a condition to the consummation of our sale to the Pequot Fund and Pequot Partners of an aggregate 3,255,814 shares of Series A-1 Preferred Stock.

     On August 1, 2005 we entered into an Amended and Restated Shareholders' Agreement (the "Restated Shareholders' Agreement") with Pequot, Constellation, Howard A. Pavony and Steven H. Rothman. The parties agreed to vote, or cause to be voted, all securities of the Company owned by such party or over which such party has voting control so that the number of directors will consist of: (i) the Company's chief executive officer ("CEO"); (ii) two directors designated by Pequot Capital Management, Inc., or its assignee; (iii) one director designated by Constellation or its assignee; (iv) Mr. Rothman; (v) three "independent" directors, within the meaning of "independent" under the current rules of Nasdaq, selected by the Company's nominating and corporate governance committee; and (vi) two additional independent directors to be selected by the CEO and reasonably acceptable to the Company's nominating and corporate governance committee. Under certain circumstances where Pequot holds less than 25% of the securities Pequot purchased pursuant to a purchase agreement entered into by Pequot and MTM on January 29, 2004 (the "January Purchase Agreement"), the right to designate two directors in (ii) above will be reduced to one director and the above voting provisions will be adjusted in the manner described in the Restated Shareholders' Agreement.

     The obligation of the parties under the Restated Shareholders' Agreement will expire upon the earliest to occur of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (ii) the sale of all or substantially all of the company's assets or of a majority of the outstanding equity of the Company to any person that is not a party to the Restated Shareholders' Agreement, or (iii) December 10, 2009. The obligation of Pequot and Constellation to vote in favor of the appointment of Mr. Rothman as a Director will expire on May 21, 2007, provided that he has not terminated his employment, other than for "good reason," nor has been terminated for "cause." Messrs. Rothman and Pavony's obligation to vote for (i) two directors designated by Pequot Capital Management, Inc., and (ii) one director designated by Constellation or its assignee, shall terminate if (a) Pequot or their assignees own less than 10% of the Series A Preferred Stock (or shares of our common stock issuable upon conversion thereof) issued to Pequot pursuant to the January Purchase Agreement, (b) Constellation or its assignees own less than 10% of the Series A-3 Preferred Stock (or shares of our common stock issuable upon conversion thereof) issued to Constellation pursuant to the January Purchase Agreement, or (c) any other shareholders that are introduced to the company by Pequot own less than 10% of the shares acquired by such shareholders from the company in a transaction not including a public offering or (ii) if Messrs. Pavony and Rothman individually own less than less than 10% of the number of shares of our common stock owned by such person on December 21, 2004.

     The Restated Shareholders' Agreement also contains provisions (i) restricting the transfer of any securities by shareholders party to the Restated Shareholders' Agreement in certain circumstances and (ii) granting Pequot and

Constellation certain rights of first refusal and tag-along rights with respect to any dispositions by Messrs. Pavony and Rothman of their shares of our common stock.

                                CHANGE IN CONTROL

     The January Purchase Agreement provided for an investment of up to $25 million by Pequot. On May 20, 2004, our shareholders approved the Pequot investment under the terms of the January 2004 Purchase Agreement. The investment was to be made through Pequot's purchase from us of shares of our Series A Preferred Stock and warrants to purchase shares of our common stock in three tranches. Pequot completed its initial $7 million investment in our Company on May 21, 2004, through the purchase of 3,255,814 shares of our Series A-1 Preferred Stock and 500,000 warrants. Pequot completed a second $5.5 million investment in our Company on September 16, 2004 through the purchase of 2 million shares of our Series A-2 Preferred Stock and 400,000 warrants. On December 7, 2004, Pequot assigned to Constellation its rights and obligations under the January 2004 Purchase Agreement to purchase from us $6,250,000 of the Series A-3 Preferred Stock and related warrants, together with rights and obligations of a "Purchaser" under the Pequot Purchase Agreement with respect to such Series A-3 Preferred Stock and related warrants. Immediately thereafter, Pequot purchased $6,250,000 of the Series A-3 Preferred Stock and related warrants and Constellation purchased $6,250,000 of the Series A-3 Preferred Stock and related warrants from us, thereby completing the third investment in our Company totaling 3,846,154 shares of our Series A-3 Preferred Stock and 769,232 warrants.

     A change in control of MTM may be deemed to have occurred effective May 21, 2004 as a result of our consummation of the sale of 3,255,814 shares of our Series A-1 Preferred Stock and warrants to purchase 500,000 shares of our common stock to Pequot pursuant to the January Purchase Agreement.

     On December 7, 2004 we entered into a purchase agreement (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation whereby
(1) we sold to Pequot and Constellation on December 10, 2004 (i) convertible secured subordinated promissory notes in the aggregate principal amount of $10,000,000 (the "Series A-4 First Tranche Notes") which upon shareholder approval, obtained on June 23, 2005 (the "Shareholder Approval Date"), were automatically converted into 3,076,923 shares of the Series A-4 Preferred Stock and (ii) detachable warrants which may be exercised, at any time, to purchase up to 615,386 shares (as such amount may be adjusted in accordance with the terms thereof) of our common stock (the "First Tranche A-4 Warants"), and (2) we granted to Pequot and Constellation an option to purchase (i) at any time, but in no event later than September 10, 2005, convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000, or if after shareholder approval, 4,615,384 shares of Series A-4 Preferred Stock, and detachable warrants to purchase up to 923,077 shares (as such amount may be adjusted in accordance with the terms thereof) of our common stock (the "Second Tranche A-4 Warrants," and together with the First Tranche A-4 Warrants, the "Series A-4 Warrants") and (ii) at any time, but in no event later than December 10, 2005, convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000, or if after shareholder approval 4,615,384 shares of Series A-5 Preferred Stock, which was obtained on the Shareholder Approval Date.

     On March 11, 2005 we sold to Pequot and Constellation $6,000,000 of Series A-4 Second Tranche Notes and we issued to the Investors warrants to purchase 369,231 shares of our Common Stock at an exercise price of $4.06 per share. On the Shareholder Approval Date $6,000,000 of Series A-4 Second Tranche Notes were automatically converted into 1,846,153 shares of Series A-4 Preferred Stock.

     On June 29, 2005 we sold to Pequot and Constellation (i) 1,538,461 shares of Series A-4 Preferred Stock and (ii) Series A-4 Warrants to purchase an aggregate amount of 307,692 shares of our common stock and on July 7, 2005 we sold to Pequot and Constellation (i) 1,230,769 shares of Series A-4 Preferred Stock and (ii) Series A-4 Warrants to purchase an aggregate amount of 246,152 shares of our common stock. After such sales, no further shares of Series A-4 Preferred Stock or Series A-4 Warrants were issuable under the Pequot/Constellation Purchase Agreement.

     Pequot currently holds approximately 50% of our Voting Stock and has the right to acquire up to 77% of our Voting Stock. Pequot also may receive additional shares of Series A Preferred Stock, if we elect to pay dividends on the outstanding Series A Preferred Stock in the form of such additional Series A Preferred Stock in lieu of paying cash dividends for the first two years in which dividends are payable.

     Constellation currently owns approximately 19% of our Voting Stock and has the right to acquire up to 49% of our Voting Stock. Constellation also may receive additional shares of Series A Preferred Stock, if we elect to pay dividends on the outstanding Series A Preferred Stock in the form of such additional Series A Preferred Stock in lieu of paying cash dividends for the first two years in which dividends are payable.

                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

     A total of eight persons are to be elected to our Board of Directors at the Annual Meeting. Each director is elected to serve until the next annual meeting of shareholders of our company, unless the director shall resign, become disqualified, disabled or shall otherwise be removed from office. The proxies cannot be voted at the Annual Meeting for more than eight directors.

VOTE REQUIRED

     Only a plurality of votes cast is necessary for the election of directors. Accordingly, the eight persons receiving the highest numbers of votes will be elected at the Annual Meeting to our Board of Directors.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our Board of Directors recommends that you vote "FOR" the election of the director-nominees named in this Proxy Statement.

DIRECTOR-NOMINEES FOR THE ANNUAL MEETING

     Our Board of Directors has nominated Gerald A. Poch, Francis J. Alfano, Steven H. Rothman, Arnold J. Wasserman, Richard R. Heitzmann, William Lerner, Alvin E. Nashman and Thomas Wasserman for election at the Annual Meeting.

     Shares represented by executed Proxy Cards will be voted, if authority to do so is not withheld, for the election of each of Messrs. Poch, Alfano, Rothman, A. Wasserman, Heitzmann, Lerner, Nashman and T. Wasserman, as directors of our company, unless such nominee(s) shall be unavailable, in which case such shares will be voted for the substitute nominee(s) designated by our Board of Directors. Our Board of Directors has no reason to believe that any of its director-nominees will be unavailable or, if elected, will decline to serve.

INFORMATION CONCERNING OUR DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is a brief description of the background of each of our directors-nominees and current executive officers, based on information provided to us by them.


                                     Principal Positions and
Name                         Age     Offices with our Company                Director Since
----                         ---     ------------------------                --------------

Gerald A. Poch               58      Chairman of the Board of Directors           2004
Francis J. Alfano            44      Chief Executive Officer and Director         2004
Steven H. Rothman            56      Executive Vice President and Director        1986
Arnold J. Wasserman*         67      Director                                     1998
Richard R. Heitzmann+        33      Director                                     2004
William Lerner*+             70      Director                                     1995
Alvin E. Nashman*+           78      Director                                     1998
Thomas Wasserman             30      Director                                     2005

----------

*    Member of our audit committee.
+    Member of our compensation committee.


     Gerald A. Poch has served as Managing Director of Pequot Capital Management, Inc., the investment manager/advisor for the Pequot Fund and Pequot Partners since January 2000. He is also a Managing General Partner of both Pequot Fund and Pequot Partners. From August 1998 through January 2000, he was a Principal of Pequot Capital Management, Inc. and co-leader of Pequot Fund's and Pequot Partners' venture capital team. From August 1996 to June 1998 he was the Chairman, President and Chief Executive Officer of GE Capital Information Technology Solutions, Inc., a technology solutions provider. Prior to that, he was a founder, and served as Co-Chairman and Co-President, of AmeriData Technologies, Inc., a value-added reseller and systems integrator of hardware and software systems. Mr. Poch is also a director of Analex Corporation, Andrew Corporation, BriteSmile, Inc. and NETGEAR, Inc., each a publicly-traded company. In addition, Mr. Poch is a director of a number of private companies.

     Francis J. Alfano has served as our Chief Executive Officer since May 2004. He served as Chief Executive Officer, President and a director of Interliant, Inc., an Internet infrastructure business focused on collaboration, security, and managed hosting solutions from August 2002 to June 2003. On August 5, 2002, Interliant filed for protection under title 11 of the U.S. Bankruptcy Code. Mr. Alfano led the restructuring of Interliant's businesses resulting in the ultimate sale of its operations. From May 2001 through July 2003, he served as Interliant's Chief Financial Officer. From December 1998 to May 2001, he was Interliant's Senior Vice President of Corporate Development, with responsibility for strategic business relationships and execution of all merger and acquisitions. Prior to that time Mr. Alfano served as Vice President of Business Development at GE Capital Information Technology Solutions, Inc. (the successor of AmeriData Technologies, Inc).

     Steven H. Rothman has served as an Executive Vice President since May 2004. He served as our Chairman of the Board from September 2002 to May 2004. From May 1986 to August 2002, he served as our President. Mr. Rothman served as our Chief Executive Officer from September 1996 to August 2002 and as Co-Chief Executive Officer from May 1986 to August 1996.

     Arnold J. Wasserman has served as chairman of our audit committee since March 1999, and Chairman of our independent directors committee since September 2004. Mr. Wasserman has been a principal of Panda Financial Associates, Inc., a leasing/consulting firm, for the past 35 years. He is a director of Stratasys Inc., a Nasdaq National Market listed company which manufactures rapid prototyping systems and materials, and serves as chairman of its audit committee.

     Richard R. Heitzmann has served as chairman of our compensation committee since May 2004. Mr. Heitzmann has served as a Senior Vice President at Pequot Capital Management, Inc., where he focuses on software and services investments, since January 2004. From June 2003 to January 2004, Mr. Heitzmann was Vice President of Corporate Development with First Advantage Corp., a public company involved in the risk mitigation industry. From November 2001 to June 2003, Mr. Heitzmann was the Senior Vice President of Corporate Development and a member of the board of directors of US Search.Com, Inc. From August 1999 to November 2001, Mr. Heitzmann served as a Vice President of Pequot Capital Management, Inc. Mr. Heitzmann served as an executive with NationsBanc Montgomery Securities in its Private Equity Group from July 1998 to September 1998 and with Booz-Allen and Hamilton in its Financial Services and Healthcare Group from September 1997 to December 1997. Mr. Heitzmann was a financial analyst and associate at Houlihan Lokey Howard and Zukin from July 1994 to September 1997.

     William Lerner has served as chairman of our corporate governance committee since November 2003. Mr. Lerner has been engaged in the private practice of corporate and securities law in New York since 1961 and in Pennsylvania since 1990. Mr. Lerner is a director of Rent-way, Inc., New York Stock Exchange listed company engaged in the rental-purchase industry; and Cortland Trust, Inc., a money market mutual fund distributed primarily through securities brokerage firms and commercial banks.

     Alvin E. Nashman has been an independent consultant in the field of computer service for the past ten years. Dr. Nashman is a director of James Monroe Bancorp, Inc., a Nasdaq Stock Market listed commercial bank.

     Thomas Wasserman has served as a vice president with Constellation Ventures since June of 2001. While at Constellation, he has focused on investments in the communications, IT and media sectors, with a particular emphasis on hosting and network services, media transport technologies and traditional media. From March of 2000 to June of 2001, Mr. Wasserman served as a senior manager of corporate development for 360Networks, a global telecommunications service provider. At 360, he was responsible for strategic relationships with hardware vendors, other service providers and strategic customers. From June of 1999 to March of 2000, Mr. Wasserman was an associate at Charterhouse Group International and from June of 1997 to June of 1999 he worked in investment banking at Donaldson, Lufkin and Jenrette. Mr. Wasserman is also a director of the Gospel Music Channel.

TRANSACTION WITH MANAGEMENT AND OTHERS

     Pequot currently owns 50% of our Voting Stock and has the right to acquire up to 77% of our Voting Stock. Constellation currently owns 19% of our Voting Stock and has the right to acquire up to 49% of our Voting Stock. We have entered into various transaction with both Pequot and Constellation since the beginning of out last fiscal year. Please see the information set forth herein under the heading "Change of Control" for further information on the transactions we entered into with Pequot and Constellation. Both Gerald A. Poch and Richard Heitzmann are members of our Board of Directors and are also affiliated with Pequot as set forth above. Thomas Wasserman, a member of our Board of Directors is affiliated with Constellation as set forth above. Pursuant to the Restated Shareholders Agreement, both Gerald A. Poch and Richard Heitzmann are director designated by Pequot, and Thomas Wasserman is a director designated by Constellation.

     On July 2, 2004, we acquired the assets and business operations of DataVox Technologies, Inc. ("DataVox). As part of the consideration for purchase of the assets and business operations of DataVox, we issued to Norbert Sluzewski 369,947 shares of our common stock which represents 1.5% of the outstanding voting power held by all of our shareholders, and we issued to Michael Ritchken 369,947 shares of our common stock which represents 1.5% of the outstanding voting power held by all of our shareholders.

     On September 17, 2004, we acquired the assets and business operations of Network Catalyst, Inc. ("Netcat"). As part of the consideration for purchase of the assets and business operations of Netcat, we issued to William Corbin 383,708 shares of our common stock which represents 1.6% of the outstanding voting power held by all of our shareholders.

     On March 11, 2005 we acquired all of the outstanding capital stock (the "Info System Stock") of Info Systems, Inc., a Delaware corporation ("Info Systems"). As part of the consideration for purchase of the Info System Stock we issued to Mark Stellini 524,814 shares of our common stock, which represents 2.1% of the outstanding voting power held by all of our shareholders.

COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has four standing committees, consisting of an audit committee, a compensation committee, a nominating and corporate governance committee and an independent directors committee.

Audit Committee
---------------

     Our audit committee currently is composed of William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Wasserman serving as its chairman. We believe that each of these committee members are "independent," within the meaning of such term under applicable law and the Marketplace Rules of The Nasdaq Stock Market, Inc. Our board of directors has determined that Mr. Wasserman is an "audit committee financial expert," as such term is defined by the SEC. The audit committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal audit staff and by our independent auditors. Its duties include:

     o selecting and retaining the independent auditors, as well as ascertaining the auditors' independence;

     o reviewing the scope of the audits to be conducted, as well as the results of their audits;

     o approving non-audit services provided to our company by the independent auditors;

     o reviewing the organization and scope of our internal system of audit, financial and disclosure controls;

     o appraising our financial reporting activities, including our Annual Report on Form 10-K, and the accounting standards and principles followed; and

     o conducting other reviews relating to compliance by employees with our internal policies and applicable laws.

Audit Committee Charter
-----------------------

     Our Board of Directors adopted a charter for its audit committee in 2001. We amended the audit committee charter in June 2003 in order to comply with rules mandated by the Securities and Exchange Commission. A copy of the revised charter has been previously filed with the Securities and Exchange Commission.

Compensation Committee
----------------------

     Our compensation committee currently is composed of Richard Heitzmann, William Lerner and Alvin Nashman, with Mr. Heitzmann serving as its chairman. We believe that each of these committee members are "independent" within the meaning of such term under applicable law and the Market Place Rules of the Nasdaq Stock Market, Inc. The duties of our compensation committee include recommending to the full board of directors remuneration to be paid our executive officers, determining the number and conditions to exercise of options and other equity incentives granted pursuant to our various stock option plans and recommending the establishment of and monitoring a compensation and incentive program for all of our executive officers.

Nominating and Corporate Governance Committee
---------------------------------------------

     Our nominating and corporate governance committee currently is composed of Richard Heitzmann, William Lerner, Arnold J. Wasserman and Thomas Wasserman with Mr. Lerner serving as its chairman. We believe that each of these committee members are "independent" within the meaning of such term under applicable law and the Market Place Rules of the Nasdaq Stock Market, Inc. The duties of our nominating and corporate governance committee include overseeing that our board's policies, as well as ensuring that we are in compliance with all applicable federal and state securities laws and the Nasdaq rules, and determining our Board of Directors' slate of director-nominees for each shareholder election of directors. The nominating and corporate governance committee charter is attached as Appendix A to the Proxy Statement contained as part of our definitive Schedule 14A filed with the Securities Exchange Commission on October 20, 2004.

     In identifying and evaluating nominees for director, including nominees recommended by shareholders, the nominating and corporate governance committee shall take into consideration any criteria approved by the Board, which may include:

     o judgment, skill, diversity, experience with business and other organizations in related industries and of comparable size;

     o the interplay of the candidate's experience with the experience of the other Board members; and

     o the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

     Other than the foregoing, and the independence requirements discussed above, there are no stated minimum criteria for director nominees.

     The nominating and corporate governance committee will consider all candidates recommended by shareholders in accordance with the procedures set forth below. Shareholders who wish to recommend a nominee for election as director at an annual shareholders meeting must submit their recommendations at least 120 calendar days before the date that our Proxy Statement is released to shareholders in connection with the previous year's annual meeting of shareholders. Shareholders may recommend candidates for consideration by the Board by writing to our General Counsel, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902, giving the candidate's name, age, business and residence contact information, biographical data, including the principal occupation or employment of the candidate, qualifications, the class and number of our shares, if any, beneficially owned by such candidate, a description of all arrangements or understandings between the shareholder and the candidate and any other person or persons (naming them) pursuant to which the nominations are to be made by the shareholder and any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to Regulation 14A under the Exchange Act of 1934. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director must accompany any Shareholder recommendation. Any Shareholder who wishes to recommend a nominee for election as director also must provide his, her or its name and address, as they appear in our books, the number and class of shares beneficially owned by such Shareholder and any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act of 1934.

Independent Directors Committee.
--------------------------------

     Our independent directors committee was formed by our Board in September 2004. It consists only of directors who are neither members of the management nor associated with Pequot or Constellation (or other similar investors) and is to consider, review and provide guidance and oversight regarding transactions between the Company and Pequot or Constellation (or other similar investors) which may result in members of the board, who are employees of Pequot or Constellation (or other similar investors), having interests that conflict with interests of the shareholders in general. This committee currently is composed of William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Wasserman serving as its chairman.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of our compensation committee is or was an officer employee of our company, nor had any relationship requiring disclosure. In addition, to our knowledge, none of our executive officers:

     o served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

     o served as a director of another entity, one of whose executive officers served on our compensation committee; nor

     o served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Our board of directors held 15 formal meetings during our fiscal year ended March 31, 2005. Our audit committee held 7 formal meetings, our compensation committee held 4 formal meetings, our nominating and corporate governance committee held 1 formal meeting, and our independent directors committee held 3 formal meetings, during our 2005 fiscal year. Each member of our board of directors attended, in person or telephonically, at least 75% of the total number of meetings of our board and each committee of the board on which the director serves.

DIRECTOR FEES

     Each director who is not an employee of our company receives an annual fee of $16,000 as compensation for serving on our board of directors, plus an additional $1,500 for each board meeting attended in person and $750 for each board meeting attended by telephonic conference call. Each member of the board's audit, compensation and corporate governance committees receives $2,500 per year, and each chairman of the committees receives $3,500 (except the chairman of the audit committee who receives $5,000), as compensation for serving on such committees, as well as an additional $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by telephonic conference call, in each case if the committee meeting is held on a day other than a day on which the board itself is meeting.

     During the fiscal year ended March 31, 2005 stock options were granted to directors as follows:

                                       Number of
                                        Options      Exercise
        Director                        Granted        Price
        ----------------------------- ------------  -----------
        Arnold Wasserman                 12,500        $3.00

        William Lerner                   10,000        $3.00

        Alvin Nashman                    10,000        $3.00

        Francis Alfano                  400,000        $2.15


ATTENDANCE AT SHAREHOLDERS' MEETINGS

     The company encourages directors to attend the annual meeting. Last year, all directors attended the annual meeting.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders may communicate with the Board of Directors or an individual director by sending a letter to the Board or a director's attention care of the General Counsel of the Company at 850 Canal Street, Stamford, Connecticut 06902. The General Counsel will open, log and deliver all such correspondence (other than advertisements, solicitations or communications that contained offensive or abusive content) to directors on a periodic basis, generally in advance of each board meeting.

EXECUTIVE COMPENSATION

     The following table (the "Summary Compensation Table") sets forth, with respect to the our fiscal years ended March 31, 2005, 2004 and 2003, all compensation earned by each person who is required to be listed pursuant to Item 402(a)(3) of Regulation S-K.


                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                               ANNUAL COMPENSATION                     AWARDS
                                                ------------------------------------------------  -----------------
                                                                                                     SECURITIES
                                       FISCAL                                   OTHER ANNUAL         UNDERLYING
NAME AND PRINCIPAL POSITION(S)          YEAR       SALARY        BONUS         COMPENSATION(1)        OPTIONS
------------------------------          ----       ------        -----        ---------------         -------
Francis J. Alfano,.................     2005     $   215,800  $    50,000            --                400,000
  Chief Executive Officer since
  May 2004
Howard A. Pavony,..................     2005     $   265,000       --                --                   --
  Executive Vice President(2)           2004         265,000       --                --                   --
                                        2003         265,000  $     8,200            --                   --
Steven H. Rothman,.................     2005     $   265,000       --                --                   --
  Executive Vice President(3)           2004         265,000       --                --                   --
                                        2003         265,000  $     8,200            --                   --
Alan Schwartz,.....................     2005     $   169,400  $    25,000            --                150,000
  Senior Vice President and Chief
  Financial Officer since May 2004
John F. Kohler,....................     2005     $   156,900  $    25,000            --                 75,000
  Senior Vice President and General
  Counsel since May 2004

----------

                                       18


(1) Represents perquisites and other personal benefits, securities or property which aggregated to less than $50,000 or 10% of the total annual salary and bonus paid during the fiscal year to the named executive officer.
(2) President and Chief Executive Officer until May 21, 2004. Chief Operating Officer until October 1, 2004 and President until December 21, 2004. Mr. Pavony is currently a consultant to the Company.
(3)  Chairman of the Board and Chief Financial Officer until May 21, 2004.


     Option Grants In Last Fiscal Year

     The following table sets forth, with respect to our fiscal year ended March 31, 2005, all grants of stock options to each named executive officer listed in the Summary Compensation Table.


                                                       PERCENT OF
                                      NUMBER OF      TOTAL OPTIONS
                                     SECURITIES        GRANTED TO
                                     UNDERLYING       EMPLOYEE IN      EXERCISE    EXPIRATION     GRANT DATE
                   NAME                OPTION         FISCAL YEAR       PRICE         DATE         VALUE(1)
                   ----                ------         -----------       -----         ----         --------

Francis J. Alfano..............        400,000           18.2%         $    2.15  May 21, 2014    $  616,000
Alan Schwartz..................        150,000            6.8%         $    2.15  May 21, 2014    $  231,000
John F. Kohler.................         75,000            3.4%         $    2.15  May 21, 2014    $  116,000
-----------

(1) Valuation done using the Black Scholes Option Pricing Model assuming a 10 year life expectancy, volatility of 113%, a risk free interest rate of 4.72% and no turnover.

     Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     None of the named executive officers listed in the Summary Compensation Table exercised any of their options during the year ended March 31, 2005.

     The following table sets forth:

     o the total number of unexercised options held, as of March 31, 2005, by each of the named executive officers listed in the Summary Compensation Table, separately identified between those exercisable and those not exercisable, and

     o the aggregate value of in-the-money, unexercised options held, as of March 31, 2005, by each of the named executive officers, separately identified between those exercisable and those not exercisable.


                                           NUMBER OF                    VALUE OF UNEXERCISED
                                      UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                     AS OF MARCH 31, 2005             AS OF MARCH 31, 2005(1)
                                     --------------------             -----------------------
NAME                             EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                             -----------     -------------     -----------     -------------

Francis J. Alfano..............         66,667          333,333    $    154,000    $    770,000
Howard A. Pavony...............        115,800                0         300,317               0
Steven H. Rothman..............        115,800                0         300,317               0


                                       19


Alan Schwartz..................         25,000          125,000          57,750         288,750
John F. Kohler.................         12,750           67,500          28,875         144,375
-------

(1) The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of March 31, 2005 of $4.46 per share.


EMPLOYMENT AGREEMENTS

     We entered into an employment agreement, dated May 21, 2004, with Francis
J. Alfano (as amended, the "Alfano Employment Agreement") to employ Mr. Alfano as our Chief Executive Officer. The Alfano Employment Agreement has an initial term of three (3) years (the "Initial Term"). On the third and each subsequent anniversary of the commencement of such agreement, the term of the agreement shall automatically be extended for an additional period of twelve (12) months; provided, however, that either party may elect not to extend the agreement by giving written notice to the other party at least twelve (12) months prior to any such anniversary date. Mr. Alfano is paid a base salary of $350,000 per annum and is entitled to receive additional compensation, at such times and in such amounts, as shall be determined in the sole discretion of the Board of Directors. In the event of a termination of Mr. Alfano's employment during the term of the agreement by us other than for "cause" or by Mr. Alfano for "good reason" or as a result of his death or permanent and total disability we shall provide him, among other things, a continuance of his then current base salary for a period equal to the greater of (i) one (1) year from the date of termination or (ii) the period ending on the last day of the Initial Term (the "Severance Period"). Additionally, in the event of termination for other than "cause" or for "good reason," any unvested stock options or restricted stock units shall become fully vested and immediately exercisable and shall remain exercisable for the remainder of their term.

     We also entered into employment agreements, dated May 21, 2004, with Steven
H. Rothman (the "Rothman Employment Agreement") and Howard A. Pavony (as amended, the "Pavony Employment Agreement" and together with the Rothman Employment Agreement, the "Founder Employment Agreements") to employ Mr. Rothman and Mr. Pavony as Executive Vice Presidents. The Founder Employment Agreements have substantially the same terms as the Alfano Employment Agreement, including with respect to the acceleration of stock option and restricted stock units. Each of Mr. Rothman and Mr. Pavony were paid a base salary of $265,000 per annum. On August 1, 2005 we entered into an agreement with Howard Pavony to terminate his employment agreement. Mr. Pavony now serves as a consultant to us.

     Additionally, we entered into a severance agreement, dated May 21, 2004, with Alan Schwartz (as amended the "Schwartz Severance Agreement") and John Kohler (as amended the "Kohler Severance Agreement" and together with the Schwartz Severance Agreement, the "Severance Agreements") to employ Mr. Schwartz as our Chief Financial Officer and Mr. Kohler as our General Counsel. Each Severance Agreement has a term of four (4) years. In the event of a termination of Mr. Schwartz's or Mr. Kohler's employment during the term of his agreement by the Company other than for "cause" or by such executive for "good reason" or as a result of his death or permanent and total disability we shall provide such executive, among other things, a continuance of his then current base salary for a period equal to one (1) year. Mr. Schwartz is paid a base salary of $250,000 per annum and Mr. Kohler is paid a base salary of $200,000. Additionally, in the event of termination of the executive for other than "cause" or for "good reason," any unvested stock options or restricted stock units shall become fully vested and immediately exercisable and shall remain exercisable for the remained of their term.

STOCK PLANS

     We have adopted the following stock plans:

     o a 1993 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of March 31, 2005, 76,166 shares have been issued upon exercise of options and 126,334 shares are subject to outstanding options;

     o a 1996 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 350,000 shares of our common stock, of which, as of March 31, 2005, 92,200 shares have been issued upon exercise of options and 166,600 shares are subject to outstanding options;

     o a 1998 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of March 31, 2005, 28,500 shares have been issued upon exercise of options and 139,900 shares are subject to outstanding options;

     o a 2000 Long Term Performance Plan, which provides for the award of an aggregate of 350,000 shares of our common stock, of which, as of March 31, 2005, 10,000 shares have been issued upon the exercise of options and 332,100 shares have been awarded or subject to outstanding awards;

     o a 2002 Long Term Performance Plan, which provides for the award of an aggregate of 250,000 shares of our common stock, of which, as of March 31, 2005, 92,500 shares have been awarded or subject to outstanding awards;

     o a 2004 Equity Incentive Plan, which provides for the award of an aggregate of 3,000,000 shares of our common stock, of which, as of March 31, 2005, 2,162,750 shares have been awarded or subject to outstanding awards. We are asking shareholders, in proposal number 2 of this Proxy Statement, to increase the number of shares issuable under the plan from 3,000,000 to 4,000,000; and

     o Associate Stock Purchase Plan which provides eligible employees the right (option) to purchase our common stock through after-tax payroll deductions. We are asking shareholder, in proposal number 3 of this Proxy Statement, to approve this plan.

     The 1993 Stock Option Plan has expired. Accordingly, we can no longer grant options under such plan.

     Employees (including officers), directors and others who provide services to us are eligible to participate in our stock plans. The plans are administered by our board of directors or the compensation committee of the board. Options granted under the plans may be incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), or non-qualified stock options. Non-qualified stock options may be granted in tandem with stock appreciation rights. The exercise price of options may not be less than 100% of the fair market value of the common stock as of the date of grant, except that this limitation does not apply to options granted under the 1998 Stock Option Plan and the exercise price of ISOs granted to an employee who owns more than ten percent of the outstanding common stock may not be less than 110% of the fair market value as of the date of grant. Options may not be exercised more than ten years after the date of grant, or five years in the case of ISOs granted to an employee who owns more than 10% of the outstanding shares of our common stock. An option may be exercised by tendering payment of the purchase price to us or, at the discretion of the administrator of the plans, by delivery of shares of our common stock having a fair market value equal to the exercise price. The number of shares that may be acquired upon exercise of an option and the exercise price of an option are subject to adjustment in the event of a merger, recapitalization, stock split or stock dividend.

     The 2000 Long Term Performance Plan and 2002 Long Term Performance Plan permits the grant of any form of award, including stock options, stock appreciation rights, and stock or cash awards. Awards under the 2000 Long Term Performance Plan may be in stock or denominated in units of stock, which may be subject to restrictions on transfer and include forfeiture provisions.

     Our shareholders approved our 2004 Equity Incentive Plan in May 2004. We have reserved a total of 3 million shares of our common stock for issuance under the 2004 plan. The types of awards that may be granted under the 2004 plan include one or more of the following types, either alone or in any combination thereof:

     o    options, including incentive stock options and non-qualified options;

     o    stock appreciation rights;

     o    restricted stock;

     o    performance grants;

     o    stock bonuses; and

     o any other type of award deemed by the administrator of the 2004 plan to be consistent with the purposes of the 2004 plan (including, but not limited to, awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

PERFORMANCE GRAPH

The following graph and table sets forth the annual changes for the five-year period indicated in a theoretical cumulative total shareholder return of an investment of $100 in our common stock and each comparison indices, assuming reinvestment of dividends, if any.


                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                               [GRAPHIC OMITTED]



                                  3/31/2000     3/31/2001     3/31/2002    3/31/2003    3/31/2004   3/31/2005
-------------------------------- ------------- ------------- ------------ ------------- ----------- -----------
MTM Technologies, Inc.              100.00             7.58         9.23          3.91        9.77       30.04
-------------------------------- ------------- ------------- ------------ ------------- ----------- -----------
Standard & Poors SmallCap           100.00            96.83       117.23         87.38      135.55      151.91
-------------------------------- ------------- ------------- ------------ ------------- ----------- -----------
Peer Group                          100.00            65.67        85.75         60.01       80.25       66.59
-------------------------------- ------------- ------------- ------------ ------------- ----------- -----------


The peer group consists of Affiliated Computer SVCS Inc., Computer Horizons Corp, Eplus Inc., Keane Inc., Perot Sys Corp., Pomeroy Computer Res Inc., Tier Technologies Inc. and Unisys Corp.

REPORT BY COMPENSATION COMMITTEE

Philosophy
----------

The Compensation Committee believes that maximizing shareholder value is the most important measure of success, and achieving this depends on the coordinated efforts of individual employees working as a team toward defined common performance goals. The Committee also believes that compensation for executive officers and management should be designed to be competitive, reward exceptional performance and align the interest of executive officers with the interests of shareholders.

The total direct compensation package for our executives, is therefore made up of three elements: (i) a competitive base salary; (ii) short-term incentives, including bonuses based on the achievement of individual and business performance objectives; and (iii) long term incentives, including stock options and other stock based awards.

Outside Objectivity
-------------------

To ensure that the overall program is properly conceived consistent with this philosophy, the Committee has used the service of outside consultants to provide an objective view of the appropriateness of the compensation for both the Board and the Company's executives. Based on their work, the Company has developed a structured program for salaries, bonuses and equity awards for all senior managers and is in the process of extending this work to all employees in the Company.

Salary
------

The Compensation Committee believes that any increases should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive's team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload. Apart from contractual commitments, the Compensation Committee also considers demonstrated loyalty and commitment and the competitive salaries offered by similar companies to attract and retain executives. Merit increases for executives are to be subject to the same budgetary guidelines as apply to any other employees. In those cases where an executive has entered into an employment agreement, the base salary is determined pursuant to the terms of the agreement, and renewals of contracts will be considered on the basis of the performance of the individual, the performance of our company and the compensation philosophy of our company.

Bonuses
-------

Bonus incentives are structured so that if we achieve our target goals, the incentive bonuses for the executives could be a significant percentage of base salary. This policy is designed to further motivate individuals to improve performance. The specific objectives for each executive are set to motivate quarterly and longer term financial performance and progress towards achieving the Company's longer term strategic goals, recognizing the impact each executive can have to overall corporate results. The goals are also structured to provide the kinds of objectivity and checks and balances required to ensure compliance with SEC regulations and the Sarbanes-Oxley law.

Equity Awards
-------------

Executives are eligible for annual equity awards in the form of stock options and restricted stock units under the Company's equity plans. The number of shares awarded to any individual depends on individual performance, salary level and competitive data, and the impact that such employee's productivity may make to shareholder value over time. In addition, in determining the number of stock options granted to each executive, the Compensation Committee reviews the unvested options of each executive to determine the future benefits potentially available to the executive. The number of options granted will depend in part on the total number of unvested options deemed necessary to provide an incentive to that individual to make a long term commitment to remain with the Company. By giving to executives an equity interest in our company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests.

Respectfully submitted,

The Compensation Committee of the Board of Directors of MTM Technologies, Inc.

Richard Heitzmann, Chairman
Alvin E. Nashman, Member
William Lerner, Member


September 28, 2005

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of our Board of Directors ("Board") is composed of three directors and operates under a written charter adopted by our Board. All members of the Audit Committee meet the independence standards established by our Board, the NASDAQ Stock Market and the Sarbanes-Oxley Act of 2002. The Audit Committee's charter is available on the MTM Technologies' website at www.mtm.com.

     MTM Technologies' management is responsible for, among other things, preparing its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)), and evaluating the effectiveness of such internal control over financial reporting. MTM Technologies' independent public accounting firm is responsible for auditing the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for expressing an opinion on the conformity of the financial statements with GAAP. The independent public accounting firm is also responsible for auditing MTM Technologies' internal control over financial reporting in accordance with such standards and for expressing an opinion on (i) management's assessment of the effectiveness of its internal control over financial reporting and (ii) the effectiveness of its internal control over financial reporting. The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of MTM Technologies' financial reporting process. In its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and with Goldstein Golub Kessler LLP ("GGK"), MTM Technologies' independent public accounting firm for FY 2005. The Audit Committee also reviewed and discussed MTM Technologies' internal control over financial reporting with management and with GGK.

     The Audit Committee has met with GGK and discussed those issues deemed significant by the independent public accounting firm, including the required matters to be discussed by Statement of Auditing Standards No. 61, Communication With Audit Committee, as amended. GGK has provided to the Audit Committee written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with GGK that firm's independence. The Audit Committee also concluded that GGK's provision of non-audit services to MTM Technologies and its affiliates is compatible with GGK's independence.

     Based upon the foregoing considerations, the Audit Committee recommended that the audited financial statements be included in MTM Technologies' Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the Securities and Exchange Commission. In addition to meeting with GGK with regard to the year-end financial audit and reporting, the Audit Committee meets regularly with GGK to discuss their review of quarterly financial reports and meets privately to discuss and review the scope of the year-end annual financial audit.

Respectfully Submitted,

The Audit Committee of the Board of Directors of MTM Technologies, Inc.

Arnold J. Wasserman, Chairman
William Lerner, Member
Alvin E. Nashman, Member

September 28, 2005

INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of our Board of Directors has appointed Goldstein Golub Kessler LLP, independent public accountants, to audit and report on our financial statements for the fiscal year ending March 31, 2005. Goldstein Golub Kessler has served as our principal accountants since March 29, 1999 and has been responsible for the audit of our financial statements since the fiscal year ended March 31, 1999. We have no disagreements with Goldstein Golub Kessler on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure that if not satisfactorily resolved would have caused Goldstein Golub Kessler to make reference to such matter in its report. None of their reports have contained an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. We anticipate that a representative of Goldstein Golub Kessler will be present at the Annual Meeting, will have an opportunity to make a statement if he/she so chooses and will be available to respond to appropriate questions from shareholders.

AUDIT FEES AND RELATED MATTERS

     Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. from which it leases auditing staff who are full- time, permanent employees of American Express Tax and Business Services Inc. and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full-time employees and, therefore, none of the audit services performed were provided by permanent full- time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated. All services performed by our independent accountants were pre-approved.

                                              Year Ended March 31,
                                              --------------------
Category                                    2005               2004
                                            ----               ----
Audit fees (1)                           $175,000           $ 76,500
Audit-related fees (2)                      6,500             12,245
Tax fees (3)                                6,750             15,000
All other fees (4)                         44,990             35,193

-----------
(1) Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in "audit fees" in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

(3) Consists of professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning.

(4) The services provided by our accountants within this category consisted of advice and other services relating to our transaction with the Pequot and Constellation entities and other matters.


AUDIT COMMITTEE PRE-APPROVAL POLICY

     In addition to retaining Goldstein Golub Kessler LLP to audit our consolidated financial statements for the years ended March 31, 2005 and 2004, we retained Goldstein Golub Kessler to provide other auditing and advisory services to us in our 2005 and 2004 fiscal years. We understand the need for Goldstein Golub Kessler to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Goldstein Golub Kessler, our audit committee has restricted the non-audit services that Goldstein Golub Kessler and its aligned company may provide to us primarily to tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from Goldstein Golub Kessler and/or its aligned company only when the services offered by Goldstein Golub Kessler and its aligned company are more effective or economical than services available from other service providers.

     The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by Goldstein Golub Kessler and any other accounting firms we may retain. Specifically, the audit committee has pre-approved the use of Goldstein Golub Kessler and its aligned company for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that we request Goldstein Golub Kessler to undertake to provide assurances of accuracy on matters not required by laws or regulations. In each case, the audit committee has also set a specific annual limit on the amount of such services which we would obtain from Goldstein Golub Kessler, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with the copies of all Section 16(a) forms they file. Based solely on our review of the copies of those forms we received or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failure to file reports or report transactions in a timely manner during the fiscal year ended March 31, 2005.

                                PROPOSAL NUMBER 2
         APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED UNDER
                         THE 2004 EQUITY INCENTIVE PLAN

     The Board of Directors and our shareholders have previously adopted and approved our 2004 Equity Incentive Plan (the "2004 Plan"). A total of 3,000,000 shares of common stock are presently reserved for issuance under the plan. We seek shareholder approval to increase the number of shares available for issuance under the 2004 Plan from 3,000,000 to 4,000,000.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our Voting Stock cast at the annual meeting on this proposal number 2 will be required to approve the increase.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our Board of Directors recommends that you vote "FOR" the approval of an increase in the number of shares reserved for issuance under the 2004 Plan by 3,000,000 shares to 4,000,000 shares.

REASON FOR THE INCREASE

     There is an ongoing "battle for talent" within the industries in which we operate and within the overall domestic employment market. In order to retain and secure employees in this intensely competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among public companies is widely prevalent.

     We have used stock option grants under the 2004 Plan as a form of long-term incentive for our directors, executive officers, employees and consultants. As of the date of this Proxy Statement, we have issued options and restricted stock units for an aggregate of 2,571,600 shares of our common stock under the 2004 Plan. The Board of Directors has determined that additional shares need to be available for grants under the 2004 Plan. These grants and awards will be used to help attract, retain and reward key employees.

PLAN SUMMARY

     A general description of the basic features of the 2004 Plan follows, but such description is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which may be obtained without charge upon written request to the Company's Secretary.

PURPOSES

     The purposes of the 2004 Plan are to (a) enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and (b) provide incentives to participants in the 2004 Plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all of our shareholders.

SHARES AVAILABLE FOR ISSUANCE

     The maximum number of shares of our common stock that currently may be issued under the 2004 Plan is 3,000,000. The number of shares that may be granted pursuant to the 2004 Plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by the Board of Directors or shareholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

ADMINISTRATION

     The 2004 Plan is administered by the compensation committee of our Board of Directors. Each member of the compensation committee or other committee administering the 2004 Plan will be an independent director. Throughout the remainder of this discussion of the 2004 Plan, the term "administrator" refers to the compensation committee.

     The administrator has the full power and authority to (a) construe and interpret the 2004 Plan, and any agreement or document executed pursuant to the 2004 Plan; (b) prescribe, amend and rescind rules and regulations relating to the 2004 Plan; (c) select persons to receive awards; (d) determine the form and terms of awards; (e) determine the number of shares or other consideration subject to awards; (f) determine the vesting, exercisability, and payment of awards; and (g) make all other determinations necessary or advisable for the administration of the 2004 Plan.

ELIGIBILITY

     Participation in the 2004 Plan is limited to employees, officers, directors, consultants, independent contractors, and advisors of the company or of a participating subsidiary or affiliate. A subsidiary or affiliate of the company may participate in the 2004 Plan, subject to approval by the Board of Directors.

TYPES OF AWARDS

     The administrator is authorized to award incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock, performance grants, stock bonuses and any other type of Award the administrator deems consistent with the purposes of the 2004 Plan. The administrator will set forth the terms and conditions of each award in an award agreement entered into between the company and the participant.

     STOCK OPTIONS

     Each Stock Option will entitle the holder to acquire our common stock on the terms and conditions specified in the Award Agreement. The administrator will determine the number of shares and other terms of each grant, including the type of option, any vesting conditions, and the effect of termination of employment. Options may be ISOs or NSOs. The price payable upon exercise of an option may not be less than 85% of the fair market value of our common stock at the time of the grant, and may be paid to the Company in cash or with shares of our common stock (valued at the fair market value of such shares) or a combination thereof. Under the terms of the 2004 Plan, Options may remain outstanding for no more than ten years. The maximum number of shares that may be granted pursuant to stock options to any participant during any calendar year shall be limited to 500,000 shares.

     STOCK APPRECIATION RIGHTS

     SARs entitle the holder to receive, upon exercise of the SAR, cash or, at the election of the administrator, shares of our common stock or a combination thereof, in an amount equal to the difference between the SAR exercise price and the fair market value of the shares of our common stock subject to the SAR. SARs may be granted under the Plan on a freestanding basis or in tandem with a stock option. The exercise price of SARs may not be less than 100% of the fair market value of our common stock on the date of grant. SARs will not be exercisable until at least six months following the date of grant, except in the case of the death or disability of the participant or a change in control. SARs may remain outstanding for no more than ten years.

     RESTRICTED STOCK

     Restricted stock consists of shares of our common stock which are sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% shareholder, restricted stock will only be issued at fair market value.

     Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

     PERFORMANCE GRANTS

     Performance Grants entitle Participants to receive an amount, subject to the terms and conditions of the 2004 Plan and other terms and conditions specified by the administrator. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards. At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals to be attained over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

     STOCK BONUSES

     A stock bonus award also entitles a participant to receive an award of shares of our common stock based upon the attainment of performance goals, on terms and conditions specified in the award. The number of shares awarded and the time and form of payment will be determined by the administrator.

AMENDMENT OF THE 2004 PLAN

     The Board may amend or suspend the 2004 Plan in whole or in part at any time and from time to time, but any such change will not become effective until approved by the Company's stockholders if such approval is required to comply with applicable laws, rules or regulations. No amendment to the 2004 Plan shall adversely affect in a material manner any Participant's right with respect to any outstanding Award granted without such Participant's written consent.

TERMINATION OF THE 2004 PLAN

     Subject to earlier termination by our Board of Directors, the 2004 Plan will terminate on February 5, 2014. Termination of the 2004 Plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

CHANGE IN CONTROL

     Awards may provide that, upon a change in control, all or a portion of the award will become immediately vested and exercisable, that restrictions relating the award shall lapse, or that the awards shall become immediately payable.

TERMINATION OF OPTIONS

     Upon the termination of a participant's employment or other service with us, the participant will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for "cause" as defined in the 2004 Plan, in which event the option will expire immediately. However, if the termination is due to the participant's death or disability, then the participant or the participant's estate or legal representative shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of (a) five years from such termination or (b) the option's original expiration date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the 2004 Plan. Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2004 Plan.

     The American Jobs Creation Act of 2004 ("Act") added Section 409A to the Code, which prescribes strict rules for amounts deferred under "nonqualified deferred compensation plans." The rules generally apply only to amounts deferred after December 31, 2004, and earnings on those amounts. For purposes of Section

409A of the Code, an amount is considered "deferred" at the time that it was earned and would have been paid but for a deferral election.

     Section 409A of the Code rules cover any "nonqualified deferred compensation plan," which includes any plan, agreement, or arrangement that provides for the deferral of compensation. The rules cover certain awards under equity compensation plans, such as options issued with an exercise price below fair market value, and possibly SARs and other forms of equity compensation. The legislative history of Section 409A of the Code indicates that the rules do not cover options issued with an exercise price at least equal to the fair market value and incentive stock options. At this time, it is not clear how Section 409A of the Code will apply to the 2004 Plan and awards under the 2004 Plan. Depending upon further IRS guidance, the following discussion of federal income taxes may require revision to reflect that guidance. Furthermore, the 2004 Plan and certain awards under the 2004 Plan might require revision to conform to the Code Section 409A requirements.

     ISOS

     In general, neither the grant nor exercise of an incentive stock option will cause the recognition of ordinary income by the participant, provided the participant does not dispose of the underlying shares within two years from the date of the grant of the option or within one year after the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be treated as an item includable in the tax base upon which "alternative minimum tax" may be imposed. In general, neither the grant nor the exercise of an incentive stock option will produce a tax deduction for the Company.

     If the participant disposes of shares purchased pursuant to the exercise of an incentive stock option after the expiration of two years from the date of the grant of the option and after one year from the date of exercise, the gain or loss on the sale, based upon the difference between the amount realized and the exercise price, will constitute long-term capital gain or loss. If the shares purchased by a participant pursuant to the exercise of an incentive stock option are sold at a gain prior to the expiration of either of such periods, so much of the gain as does not exceed the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the date of sale will be taxable as ordinary income to the participant; and a tax deduction will be allowable to the Company in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under section 162(m) of the Code.

     NSOS

     The grant of a nonqualified option will not cause the participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the shares purchased by the participant, and the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under section 162(m) of the Code. If restrictions regarding forfeiture and transferability apply to the shares upon exercise, the time of recognition of ordinary income and the amount thereof, and the availability of a tax deduction to the Company, generally will be determined when such restrictions cease to apply.

     SARS

     The grant of an SAR will not cause the participant to recognize ordinary income or entitle the Company to a deduction for federal income tax purposes. Upon the exercise of an SAR, the participant will recognize ordinary income in the amount of the cash or value of shares payable to the participant (before reduction for any withholding taxes), and the Company will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under section 162(m) of the Code.

     STOCK AND STOCK UNIT AWARDS

     The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and performance stock units, bonus stock, and other stock unit and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the stock or units. In general, if the stock or units are granted to the participant but are subject to a "substantial risk of forfeiture" (e.g., rights to ownership of the stock or units are conditioned upon the future performance of substantial services by the participant) and are nontransferable, a taxable event occurs when the risk of forfeiture ceases or the stock or units become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock or units on such date over the participant's cost for such stock or units (if any), and the same amount is deductible by the Company, assuming that a deduction is allowed under section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to stock or units that are subject to a substantial risk or forfeiture and transferability restrictions, in which event the ordinary income amount and the Company's deduction will be measured and timed as of the grant date of the stock or units. If the stock or units granted to the participant are not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the stock or units to the extent of the excess of the fair market value of the stock or units at the time of grant over the participant's cost, if any; and the same amount is deductible by the Company, assuming that a deduction is allowed under section 162(m) of the Code. If a stock or stock unit award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture and the amount of such income will be equal to the fair market value of the stock at such time over the participant's cost, if any; and the same amount is then deductible by the Company.

REGISTRATION AND EFFECT OF STOCK ISSUANCE

     On March 4, 2005 we filed Registration Statement No.333-123147 on Form S-8 registering, among other plans, the 2004 Plan. The shares of our common stock issued under the 2004 Plan are eligible for resale in the public market.

         The issuance of shares of our common stock under the 2004 Plan will dilute the voting power of our shareholders.

PLAN BENEFITS

     Because all awards are within the discretion of the compensation committee, future awards, as well as the number of employees to whom awards may be made, are not currently determinable.

                                PROPOSAL NUMBER 3
                     APPROVAL OF THE MTM TECHNOLOGIES, INC.
                          ASSOCIATE STOCK PURCHASE PLAN

     On April 15, 2005, the Compensation Committee of the Board of Directors adopted the MTM Technologies, Inc. Associate Stock Purchase Plan (the "Associate Stock Purchase Plan"). You are being asked to approve the Associate Stock Purchase Plan.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our Voting Stock cast at the annual meeting on this proposal number 3 will be required to approve the Associate Stock Purchase Plan.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

     Our Board of Directors recommends that you vote "FOR" this proposal.

REASON FOR ADOPTING THE PLAN

     The Associate Stock Purchase Plan is intended to enhance the long-term shareholder value of the Company by offering opportunities to employees of the Company and generally any parent corporation or subsidiary corporation of the Company that is incorporated in the United States ("Related Corporations") to participate in the Company's growth and success, to encourage them to remain in the service of the Company and its Related Corporations and to acquire and maintain stock ownership in the Company. The Associate Stock Purchase Plan furthers this purpose by providing eligible employees the right (option) to purchase common stock of the Company through after-tax payroll deductions.

     The Board believes that the Company should use the Associate Stock Purchase Plan as part of our compensation program and to further align the interests of employees and shareholders.

PLAN SUMMARY

     The following summary describes the material features of the Associate Stock Purchase Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Associate Stock Purchase Plan, which is attached as Appendix A to this proxy statement.

SHARES AVAILABLE

     The shares available for purchase under the Associate Stock Purchase Plan consist of shares of our common stock. The aggregate number of shares of our common stock that may be purchased under the Associate Stock Purchase Plan may not exceed 1,000,000. As of January 3, 2005, the market value of the available shares under the Associate Stock Purchase Plan was $5,060,000.

     In the event that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Associate Stock Purchase Plan, the Committee (as defined below) shall, in such manner as it may deem equitable, adjust any or all of (i) the limitations on the number of shares of our common stock that may be purchased under the Associate Stock Purchase Plan, (ii) the kind of shares reserved for purchase, and (iii) the calculation of the purchase price.

ADMINISTRATION

     The Associate Stock Purchase Plan is administered by a committee appointed by the Board ("Committee"). The Committee may delegate to officers or managers of the Company or any Related Corporation the authority to perform such functions as the Committee may determine, to the extent permitted by law. The Committee has the authority to adopt, construe and enforce rules and regulations consistent with the Associate Stock Purchase Plan and to determine all matters relating to the Associate Stock Purchase Plan, including the date each offering period is to commence, the method of determining the purchase price of the shares of our common stock to be purchased, and the dates on which shares of our common stock are to be purchased.

ELIGIBILITY

     In general, all employees of the Company and any Related Corporation are eligible to participate in the Associate Stock Purchase Plan; however, the following employees are not eligible to participate: (i) employees who are deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Related Corporation, and (ii) employees who are on an approved leave of absence that has exceeded 90 days and whose right to reemployment is not guaranteed either by statute or by contract.

ENROLLMENT AND OFFERING PERIODS

     Employees enroll in the Associate Stock Purchase Plan for any offering period by completing an enrollment form and delivering it to the Committee at such times as the Committee may prescribe. Offering periods are predetermined periods of time in which an employee's payroll deductions accumulate in order to purchase shares under the Associate Stock Purchase Plan. Offering periods generally will be for six-month periods.

PURCHASE OF SHARES

     Employees participating in an offering elect to have a specified whole percentage of their gross compensation withheld from their paycheck each pay period during the offering period. The payroll deductions will be credited to a stock purchase account established for each participant. These accounts are merely bookkeeping accounts and do not accrue any interest. Increases or decreases in a participant's rate of payroll deduction during an offering period may be permitted based on uniform rules to be established by the Committee. At the beginning of each offering period, the Committee will advise the employees of the method for determining the purchase price of shares of our common stock, which may not be less than 95% of the fair market value of our common stock on the last day of the offering period. At the end of each offering period, the Company will use the funds credited to a participant's stock purchase account to purchase shares of our common stock for that participant. The purchase of shares of our common stock is funded solely through payroll deductions accumulated during the offering period.

     An employee's participation in the Associate Stock Purchase Plan ceases automatically when the employee terminates employment with the Company and any Related Corporation for any reason or the employee remains employed but in a class that is not eligible to participate in the Associate Stock Purchase Plan. If an employee terminates employment, the entire amount in the employee's stock purchase account, if any, will be returned to the employee. If the employee remains with the Company or a Related Corporation but ceases to be an eligible employee under the Associate Stock Purchase Plan, the employee's payroll deductions will cease and any amounts then credited to the employee's stock purchase account will be applied to the purchase of shares on the next purchase date.

     The aggregate number of shares of our common stock that may be purchased by any participant with respect to any one offering period may not exceed 3,500. No eligible employee may be granted the option to purchase shares of our common stock under the Associate Stock Purchase Plan to the extent that the employee's right to purchase shares under all Associate Stock purchase plans of the Company and any Related Corporation accrue (become exercisable) at a rate that exceeds $25,000 worth of shares (determined at the time such rights are granted) for each calendar year in which such option is outstanding at any one time.

RESTRICTIONS ON SHARES

     Shares purchased by a participant will, for all purposes, be deemed to have been issued at the close of business on the relevant purchase date. Prior to that time, none of the rights or privileges of a stockholder of the Company will inure to the participant with respect to such shares. The Committee has the authority to determine what restrictions, if any, will apply to the shares, and may condition the delivery of the shares upon the execution by the participant of any agreement providing for such restrictions and may require that the shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee in order to enforce such restrictions.

ASSOCIATE STOCK PURCHASE PLAN BENEFITS

     Future benefits under the Associate Stock Purchase Plan are not currently determinable.

TRANSFERABILITY

     The option to purchase shares of our common stock under the Associate Stock Purchase Plan is personal to the participant, is exercisable only by the participant during his or her lifetime, and may not be assigned or otherwise transferred by the participant. Upon a participant's death, title to the participant's stock purchase account will pass in accordance with the participant's will or the laws of descent and distribution.

AMENDMENT

     The Board may amend or suspend the Associate Stock Purchase Plan in whole or in part at any time and from time to time, but any such change will not become effective until approved by the Company's stockholders if such approval is required to comply with applicable laws, rules or regulations. No amendment to the Associate Stock Purchase Plan shall adversely affect in a material manner any Participant's right with respect to any outstanding award granted without the participant's consent.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the Federal income tax consequences to participants who purchase shares of our common stock under the Associate Stock Purchase Plan and to the Company arising out of such purchases. The discussion is based upon interpretations of the Code in effect as of August 2005, and regulations promulgated thereunder as of such date. The summary does not address any state or local tax consequences of participation in the Associate Stock Purchase Plan and does not address issues related to the tax consequences of any individual participant.

     A participant will not recognize income at the time of grant or exercise of the option to purchase shares of our common stock. If the participant holds the stock acquired under the Associate Stock Purchase Plan for at least two years from the date the purchase option was granted and one year from the date the shares were acquired, the participant will recognize in the year of disposition
(i) ordinary income to the extent of the lesser of the excess of the fair market value of the stock at the date of grant over the exercise price, or the excess of the fair market value of the stock at the date of disposition over the amount paid for the stock under the option; and (ii) a capital gain or loss on any further gain or loss. If the employee disposes of the stock prior to the expiration of the statutory holding period (a "disqualifying disposition"), the participant will recognize in the year of disposition ordinary income in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price. Any additional gain or loss recognized on the disqualifying disposition will be short-term or long-term capital gain or loss depending upon the holding period after exercise.

     If a participant holds the stock for the statutory period, the Company is not entitled to a tax deduction. If a participant disposes of the stock in a disqualifying disposition, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the participant.

REGISTRATION

     On July 1, 2005 we filed Registration Statement No.333-12632 on Form S-8 registering the Associate Stock Purchase Plan. The shares of our common stock issued under the Associate Stock Purchase Plan are eligible for resale in the public market.

SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, if a shareholder wants to submit a proposal for inclusion in our proxy materials for the next annual meeting of shareholders, it must be received at 850 Canal Street, Stamford, Connecticut 06902, attention: Secretary, not later than June 7, 2006. To avoid controversy, shareholders should submit proposals by means that permit them to prove the date of delivery.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

     If a shareholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act the SEC rules permit management to vote proxies in its discretion if we:

     o receive notice of the proposal before the close of business on August 21, 2006 and advise shareholders in our proxy statement for next year's annual meeting about the nature of the matter and how our management intends to vote on such matter, or

     o do not receive notice of the proposal prior to the close of business on August 21, 2006.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this Proxy Statement and annual report is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement or the Company's annual report.

     The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and/or the Company's annual report to any shareholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to our General Counsel, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

     Shareholders who share an address can request the delivery of separate copies of future Proxy Statements or the Company's annual report upon written request which should be directed to our General Counsel, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

     Shareholders who share an address can request the delivery of a single copy of this Proxy Statement or a single copy of the Company's annual report upon written request. Such request should be directed to our General Counsel, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

                              AVAILABLE INFORMATION

     This Proxy Statement is being mailed to our shareholders together with a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2005. Additional copies of the Form 10-K, as well as copies of our other periodic reports filed under the Securities Exchange Act of 1934, as amended, may be obtained without charge upon written request to our Secretary, at 850 Canal Street, Stamford, Connecticut 06902.

By Order of the Board of Directors,


John F. Kohler
Corporate Secretary


Stamford, Connecticut
September 28, 2005

                                   APPENDIX A

                             MTM TECHNOLOGIES, INC.

                          ASSOCIATE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the MTM Technologies, Inc. Associate Stock Purchase Plan is to provide Eligible Employees of the Company and its Related Corporations an opportunity to purchase Common Stock. The Board believes that this ownership participation will be to the mutual benefit of Eligible Employees and the Company. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     2. Definitions.

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the compensation committee appointed by the Board.

     (d) "Common Stock" means the common stock of the Company.

     (e) "Company" means MTM Technologies, Inc.

     (f) "Compensation" means, with respect to any paycheck, either (i) the portion thereof representing the gross remuneration paid for services rendered, or (ii) the portion thereof representing base salary or regular wages, as determined by the Committee.

     (g) "Eligible Employee" means an Employee who is eligible to participate in the Plan pursuant to Section 4(a).

     (h) "Employee" means each individual who is an employee of the Company or a Related Corporation for purposes of Section 423(b)(4) of the Code; provided, however, that the term Employee shall not include any individual (i) who, for purposes of Section 423(b)(3) of the Code, is deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Related Corporation or (ii) who is on an approved leave of absence that has exceeded 90 days and whose right to reemployment is not guaranteed either by statute or by contract.

     (i) "Fair Market Value" means, as of a particular date, (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; and
(iii) if the stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the value established in good faith by the Committee.

     (j) "Offering" means each separate offering of Shares under the Plan that occurs during each Offering Period.

     (k) "Offering Date" means the date on which each Offering Period is to commence, as determined by the Committee.

     (l) "Offering Period" means a period of such duration as determined by the Committee; provided, however, that the duration of the Offering Period shall not exceed 5 years. Offering Periods may run consecutively or may overlap, as determined by the Committee.

     (m) "Participant" means each Eligible Employee who elects to participate in the Plan.

     (n) "Plan" means this MTM Technologies, Inc. Associate Stock Purchase Plan.

     (o) "Purchase Agreement" means the document prescribed by the Committee pursuant to which an Eligible Employee has enrolled to be a Participant.

     (p) "Purchase Date" means the last day of each Offering Period, and such interim dates, as determined by the Committee, on which Shares are purchased pursuant to the Plan.

     (q) "Purchase Price" means the price at which a Share shall be purchased on each Purchase Date, the method for determining which shall be set in advance of each Offering by the Committee; provided, however, that the Purchase Price shall not be less than 95% of the Fair Market Value on the Purchase Date.

     (r) "Related Corporation" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code; provided that such parent corporation or subsidiary corporation shall be a Related Corporation for purposes of the Plan only if it is incorporated under the laws of a state of the United States.

     (s) "Share" means a share of Common Stock.

     (t) "Stock Purchase Account" means a noninterest bearing bookkeeping entry established by the Company, which shall record all amounts deducted from a Participant's Compensation for the purpose of purchasing Shares for such Participant under the Plan, reduced by all amounts applied to the purchase of Shares for such Participant under the Plan. The Company shall not be required to segregate or set aside any amounts so deducted, and such bookkeeping entry shall not represent an interest in any assets of the Company. All deducted amounts shall remain part of the Company's general assets until they are applied to purchase Shares under the Plan, and until such time may be used by the Company for any corporate purpose.

     3. Administration.

     (a) The Plan shall be administered by the Committee, which shall have the authority and power to adopt, construe and enforce rules and regulations consistent with the provisions of the Plan. In administering the Plan, the Committee shall ensure that all Eligible Employees have the same rights and privileges, to the extent required under Section 423(b)(5) of the Code. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, any Related Corporation, Participants, and any person claiming any rights under the Plan from or through any Participant, except to the extent the Committee may subsequently modify or take further action with respect to its prior action. The Committee may delegate to officers or managers of the Company or any Related Corporation the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

     (b) Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Related Corporation, the Company's independent certified public accountants or any compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Eligibility and Participation.

     (a) During each Offering, each Employee shall be eligible to participate in the Plan; provided, however, that with respect to any Offering, the Committee may exclude Employees described in Section 423(b)(4) of the Code.

     (b) Each Eligible Employee may elect to participate in an Offering by completing a Purchase Agreement at such time in advance of the commencement of the Offering as determined by the Committee.

     (c) Unless otherwise determined by the Committee, and except as otherwise provided in subsection (d), the purchase of Shares under the Plan shall be funded solely through payroll deductions accumulated during the Offering Period. In a Purchase Agreement, an Eligible Employee shall designate the percentage (in whole percentages) of Compensation to be deducted from each paycheck, subject to such maximum percentage limit as may be set by the Committee on a uniform basis. Such payroll deductions shall be credited to the Participant's Stock Purchase Account. Increases or decreases to a Participant's rate of payroll deduction during an Offering Period may be permitted based on uniform rules to be established by the Committee.

     (d) If a Participant ceases to be employed by the Company or any Related Corporation, participation in the Plan shall cease and the entire amount, if any, standing to the Participant's credit in his or her Stock Purchase Account shall be refunded to him or her as soon as administratively practicable. If a Participant remains employed by the Company or a Related Corporation, but ceases to be an Eligible Employee, he or she may continue to participate in the Plan through the end of the Offering Period in which such cessation occurs, but may participate thereafter only pursuant to Section 4(a).

     5. Purchase of Shares. Subject to Section 6, on any Purchase Date, there shall be purchased on behalf of each Participant that number of Shares which equals the amount then credited to each Participant's Stock Purchase Account divided by the Purchase Price (rounded down to the nearest whole Share). Any amounts not so applied (i.e., that would result in a fractional Share) shall remain in the Participant's Stock Purchase Account.

     6. Limitations.

     (a) The aggregate number of Shares that may be purchased under the Plan shall not exceed 1,000,000.

     (b) The aggregate number of Shares that may be purchased by any Participant with respect to any one Offering Period shall not exceed 3,500.

     (c) No Eligible Employee shall be granted the right to purchase Shares under the Plan to the extent that his or her rights to purchase Shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and any Related Corporation accrue (i.e., become exercisable) at a rate which exceeds $25,000 worth of Shares (determined at the Fair Market Value of the Shares at the time such rights are granted) for each calendar year in which such right is outstanding at any time.

     (d) In order to satisfy the foregoing limitations, the Committee shall have the right to (i) decrease or suspend a Participant's payroll deductions, (ii) not apply all or any portion of a Participant's Stock Purchase Account toward the purchase of Shares, and (iii) repurchase Shares previously purchased by a Participant at the Purchase Price paid by the Participant. In respect of Section 6(a) above, any such method shall be applied on a uniform basis.

     7. Restrictions on Shares. Shares purchased by a Participant shall, for all purposes, be deemed to have been issued at the close of business on the relevant Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such Shares. All Shares purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee and may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant's behalf. The Committee shall have the authority to determine the restrictions, if any, to which Shares shall be subject (including lock-ups and other transfer restrictions), and may condition the delivery of the Shares upon the execution by the Participant of any agreement providing for such restrictions and/or require that the Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee in order to enforce such restrictions.

     8. Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Shares or other securities, stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the limitations on the number of Shares that may be purchased under Sections 6(a) and (b), (ii) the kind of Shares reserved for purchase under the Plan, and
(iii) the calculation of the Purchase Price.

     9. General Provisions.

     (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Shares under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Nonalienation. The right to purchase Shares under the Plan is personal to the Participant, is exercisable only by the Participant during his or her lifetime except as hereinafter set forth, and may not be assigned or otherwise transferred by the Participant. Notwithstanding the foregoing, there shall be delivered to the executor, administrator or other personal representative of a deceased Participant such Shares and such residual balance as may remain in the Participant's Stock Purchase Account as of the date the Participant's death occurs; provided, however, that such representative shall be bound by the terms and conditions of the Plan as if such representative were a Participant.

     (c) Taxes. The Company or Related Corporation shall be entitled to require any Participant to remit, through payroll withholding or otherwise, any tax that it determines it is obligated to collect with respect to the purchase or subsequent sale of Shares, and the Committee shall institute such mechanisms as shall insure the collection of such taxes.

     (d) Disqualifying Disposition. If Shares acquired with respect to an Offering are sold or otherwise disposed of within two years after the Offering Date or within one year after the Purchase Date, the holder of the Shares immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporation's taxable income. The Committee may impose such procedures as it determines may be necessary to ensure that such notification is made (e.g., by requiring that Shares be held in a brokerage or custodial account established with a broker or other custodian selected by the Committee).

     (e) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company or a Related Corporation, nor shall it interfere in any way with the right of the Company or a Related Corporation to terminate any employee's employment or other person's service at any time or with the right of the Board or stockholders to remove any director.

     (f) Amendment or Termination of the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Shares previously purchased by the Participant. Upon termination of the Plan, any amounts then credited to a Participant's Stock Purchase Account shall be returned to the Participant.

     (g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options or purchase rights otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (h) Effective Date. The Plan shall be effective as of April 15, 2005, subject to approval by the Company's stockholders within 12 months before or after the effective date.

     (i) Term. The Plan shall continue in effect for a term of 10 years after the effective date unless sooner terminated under Section 9(f).

     (j) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws, and applicable federal law.

                              MTM TECHNOLOGIES INC.

This proxy is being solicited on behalf of the Board of Directors of the Corporation. The board recommends a vote FOR each of named director-nominees, FOR matter number 2 and FOR matter number 3.

The undersigned hereby appoints Francis J. Alfano, Alan Schwartz and John F. Kohler, or any one of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in MTM Technologies, Inc., a New York corporation (the "Corporation"), at the 2005 Annual Meeting of Shareholders of the Corporation, scheduled to be held on November 9, 2005, and any adjournments or postponements thereof, as follows:

1.   Election of the following nominees to the Board of Directors of the
     Corporation:

     *   Gerald A. Poch,
     *   Francis J. Alfano,
     *   Steven H. Rothman,
     *   Arnold J. Wasserman,
     *   Richard R. Heitzmann,
     *   William Lerner
     *   Alvin E. Nashman, and
     *   Thomas Wasserman

[ ]  FOR the nominees listed above
[ ]  WITHHOLD authority to vote for all nominees
[ ]  Withhold authority to vote for the following individual nominees:

     [Print Name(s)]

2. Increase in the number of shares from 3,000,000 to 4,000,000 available for issuance under 2004 Incentive Plan:

     [ ]  FOR                    [ ]  AGAINST                      [ ]  ABSTAIN

3.   Approve the Associate Stock Purchase Plan:

     [ ]  FOR                    [ ]  AGAINST                      [ ]  ABSTAIN

4. Upon such other business as may properly come before the meeting or any adjournment thereof.

     [ ]  FOR                    [ ]  AGAINST                      [ ]  ABSTAIN

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES AND FOR MATTER NUMBER 2, AND 3, AS SET

FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED OCTOBER 5, IS HEREBY ACKNOWLEDGED.

Dated:   , 2005

                 _________________________________________ [L.S]

                 _________________________________________ [L.S]
                 (Note: Please sign exactly as your
                 name appears hereon. Executors,
                 administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer.
                 If shares are held in the name of two or more persons, all should sign.)

                 PLEASE MARK, DATE, SIGN AND RETURN THIS
                 PROXY IN ACCOMPANYING ENVELOPE.